UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2022

LiveWire Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41511 (Commission File Number)	87-4730333 (I.R.S. Employer Identification No.)

3700 West Juneau Avenue Milwaukee, WI		53208
(Address of principal executive offices)		(Zip Code)

(650) 447-8424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LVWR	New York Stock Exchange
Warrants to purchase common stock	LVWR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “LiveWire” and the “Company” refer to LiveWire Group, Inc., a Delaware corporation, and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “ABIC” refer to AEA-Bridges Impact Corp., a Cayman Islands exempted company, prior to the Domestication, and references to “Domesticated ABIC” refer to AEA-Bridges Impact Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the respective meanings given to them in the section entitled “Frequently Used Terms” beginning on page iv of the Proxy Statement/Prospectus (as defined below).

Due to the large number of events reported under the specified items of Form 8-K, this Report is being filed in two parts. An amendment to this Form 8-K is being filed on the same date to include additional matters under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “Shareholder Proposal 1: The Business Combination Proposal” and “The Business Combination Agreement” beginning on pages 127 and 192, respectively, of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by ABIC and LiveWire on July 27, 2022, ABIC entered into a business combination agreement and plan of merger (the “Business Combination Agreement”), dated as of December 12, 2021, with LiveWire, a direct, wholly owned subsidiary of ABIC; LW EV Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of LiveWire (“Merger Sub”); Harley-Davidson, Inc., a Wisconsin corporation (“H-D”); and LiveWire EV, LLC (“Legacy LiveWire”). Pursuant to the terms of the Business Combination Agreement: (a) on September 23, 2022, ABIC migrated to and domesticated as a Delaware corporation (the “Domestication”), in connection with which all of ABIC’s (i) outstanding ordinary shares were converted, on a one-for-one basis, into common stock, par value $0.0001 per share, of Domesticated ABIC, (ii) outstanding warrants were converted, on a one-for-one basis, into warrants to acquire one share each of common stock of Domesticated ABIC and (iii) outstanding units were canceled and instead entitle the holder thereof to, per unit, one share of common stock of Domesticated ABIC and one-half of one warrant of Domesticated ABIC; (b) on September 26, 2022, H-D and Legacy LiveWire consummated the separation of the Legacy LiveWire business and the other transactions contemplated by the Separation Agreement (as defined below), by and between H-D and Legacy LiveWire, dated as of September 26, 2022 (the “Separation”); (c) following the Domestication and immediately following the Separation, Merger Sub merged with and into Domesticated ABIC, with Domesticated ABIC surviving as a direct, wholly owned subsidiary of LiveWire (the “Merger”), and LiveWire continuing as the public company in the Merger, with each share of common stock of Domesticated ABIC being converted into the right of the holder thereof to receive one share of LiveWire common stock, par value $0.0001 (“LiveWire Common Stock”); (d) immediately following the Merger, H-D caused all of the membership interests of Legacy LiveWire (“Legacy LiveWire Equity”) held by ElectricSoul, LLC (the “Legacy LiveWire Equityholder”), a Delaware limited liability company and a subsidiary of H-D, to be contributed to LiveWire in exchange for 161,000,000 shares of LiveWire Common Stock and the right to receive up to an additional 12,500,000 shares of LiveWire Common Stock in the future (the “Earn-Out Shares”, and the transactions contemplated by this clause (d), collectively, the “Exchange), and, as a result of the Exchange, Legacy LiveWire became a direct, wholly owned subsidiary of LiveWire; (e) immediately following the consummation of the Exchange, LiveWire contributed 100% of the outstanding equity interests of Legacy Livewire to Domesticated ABIC (clauses (a) through (e) collectively, the “Business Combination”).

As previously reported on the Current Report on Form 8-K filed with the SEC on September 16, 2022, ABIC held a special meeting of shareholders on September 16, 2022 (the “Special Meeting”), at which the ABIC shareholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, following the Special Meeting, on September 26, 2022 (the “Closing Date”), the Business Combination was consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Registration Rights Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, LiveWire, Legacy LiveWire, AEA-Bridges Impact Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), the Legacy LiveWire Equityholder, John Garcia, John Replogle and George Serafeim entered into the Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 271 titled “Certain Relationships and Related Person Transactions—ABIC Relationships and Related Party Transactions—Registration and Shareholder Rights.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.3 to this Report and also is incorporated herein by reference.

Separation Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Legacy LiveWire and H-D entered into the Separation Agreement (the “Separation Agreement”). The material terms of the Separation Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 272 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Separation Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Separation Agreement, which is included as Exhibit 10.5 to this Report and also is incorporated herein by reference.

Tax Matters Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, LiveWire and H-D entered into the Tax Matters Agreement (the “Tax Matters Agreement”). The material terms of the Tax Matters Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 279 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Tax Matters Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Tax Matters Agreement, which is included as Exhibit 10.6 to this Report and also is incorporated herein by reference.

Contract Manufacturing Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Legacy LiveWire and Harley-Davidson Motor Company Group, LLC (“HDMCG”) entered into the Contract Manufacturing Agreement (the “Contract Manufacturing Agreement”). The material terms of the Contract Manufacturing Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 274 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Contract Manufacturing Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Contract Manufacturing Agreement, which is included as Exhibit 10.7 to this Report and also is incorporated herein by reference.

Transition Services Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Legacy LiveWire and H-D entered into the Transition Services Agreement (the “Transition Services Agreement”). The material terms of the Transition Services Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 273 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Transition Services Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Transition Services Agreement, which is included as Exhibit 10.8 to this Report and also is incorporated herein by reference.

Master Services Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Legacy LiveWire and H-D entered into the Master Services Agreement (the “Master Services Agreement”). The material terms of the Master Services Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 274 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Master Services Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Master Services Agreement, which is included as Exhibit 10.9 to this Report and also is incorporated herein by reference.

Intellectual Property License Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Legacy LiveWire and H-D entered into the Intellectual Property License Agreement (the “Intellectual Property License Agreement”). The material terms of the Intellectual Property License Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 276 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Intellectual Property License Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Intellectual Property License Agreement, which is included as Exhibit 10.10 to this Report and also is incorporated herein by reference.

Trademark License Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Legacy LiveWire and H-D entered into the Trademark License Agreement (the “Trademark License Agreement”). The material terms of the Trademark License Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 277 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Trademark License Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Trademark License Agreement, which is included as Exhibit 10.11 to this Report and also is incorporated herein by reference.

Joint Development Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Legacy LiveWire and H-D entered into the Joint Development Agreement (the “Joint Development Agreement”). The material terms of the Joint Development Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 277 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Joint Development Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Joint Development Agreement, which is included as Exhibit 10.12 to this Report and also is incorporated herein by reference.

Employee Matters Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Legacy LiveWire and H-D entered into the Employee Maters Agreement (the “Employee Matters Agreement”). The material terms of the Employee Matters Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 278 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Employee Matters Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Employee Matters Agreement, which is included as Exhibit 10.13 to this Report and also is incorporated herein by reference.

KYMCO Contract Manufacturing Agreement

On September 26, 2022, Legacy LiveWire and Kwang Yang Motor Co., Ltd., a Taiwanese company (“KYMCO”) entered into the KYMCO Contract Manufacturing Agreement (the “KYMCO Contract Manufacturing Agreement”). Pursuant to the KYMCO Contract Manufacturing Agreement, KYMCO will provide contract manufacturing and procurement services to us for our Slayer powertrains and all two-wheel products that leverage Slayer powertrains. KYMCO will be our exclusive manufacturer for these products for five years from the date that KYMCO begins manufacturing the relevant product. Following this exclusivity period, we may terminate the agreement for one or more products within the relevant platform upon two years’ notice, subject to payment of certain termination charges (which are intended to compensate KYMCO for its capital investment and other sunken costs). The agreement may also be terminated, in whole or part, by either party upon the other party’s material, uncured breach, inability to perform its obligations for more than six months due to a force majeure event, bankruptcy or insolvency, or change of control.

Under the KYMCO Contract Manufacturing Agreement, we will be subject to a minimum annual volume commitment for each product and pay a deficit fee for failure to meet the minimum. The products that KYMCO manufactures for us will be priced on a cost-plus basis, with a mark-up for KYMCO’s cost for manufacturing the relevant product. The parties will meet quarterly to review changes to pricing and annually to review of changes to minimum volumes and other terms. KYMCO will procure, on our behalf, equipment and materials that are used in our products, and we will procure all other equipment and materials, as well as tooling, needed to manufacture the products.

The KYMCO Contract Manufacturing Agreement contains a limited warranty by KYMCO that the products it delivers to us will conform to our specifications, and that they will be free from defects in workmanship, liens and encumbrances. Additionally, the KYMCO Contract Manufacturing Agreement contains customary provisions relating to indemnification, consistent with those included in the KYMCO Contract Manufacturing Agreement.

That description, which is incorporated herein by reference, is qualified in its entirety by the text of the KYMCO Contract Manufacturing Agreement, which is included as Exhibit 10.14 to this Report and also is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on September 16, 2022, ABIC held the Special Meeting, at which the ABIC shareholders considered and adopted, among other matters, a proposal to approve the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination. On September 26, 2022, the parties consummated the Business Combination.

Holders of 36,597,112 Class A Ordinary Shares sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from ABIC’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination, which was approximately $10.06 per share, or approximately $368,136,945.15 in the aggregate.

An aggregate of $368,136,945.15 was paid from the Company’s trust account to holders who properly exercised their right to have their Initial Shares redeemed, and the remaining balance immediately prior to the Closing of approximately $34 million remained in the trust account and was used to fund the Business Combination.

As a result of the Exchange, LiveWire issued 161,000,000 shares of LiveWire Common Stock to the Legacy LiveWire Equityholder, valued at a price per share of $10.00, in exchange for 100% of the Legacy LiveWire Equity.

In connection with the Business Combination, the Sponsor forfeited an aggregate of 2,000,000 Class B Ordinary Shares in accordance with the Investor Support Agreement, dated as of December 12, 2021, by and among the Sponsor, LiveWire, ABIC, John Garcia, John Replogle and George Serafeim. The remaining Class B Ordinary Shares held by Sponsor automatically converted to 7,950,000 shares of LiveWire Common Stock.

Pursuant to investment agreements entered into in connection with the Business Combination Agreement, Kwang Yang Motor Co., Ltd., KYMCO Capital Fund I Co., Ltd., SunBright Investment Co., Ltd., CycleLoop Co., Ltd. and Kwang Yang Holdings Limited (collectively, “KYMCO Group”) agreed to subscribe for an aggregate of 10,000,000 newly-issued shares of LiveWire Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $100,000,000 (the “KYMCO PIPE Investment”).

Pursuant to the Business Combination Agreement, and an investment agreement entered into prior to the Closing, the Legacy LiveWire Equityholder agreed to subscribe for an aggregate of 10,000,000 newly-issued shares of LiveWire Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $100,000,000 (the “Legacy LiveWire Equityholder PIPE Investment” and, together with the KYMCO PIPE Investment, the “PIPE Investments”). At the Closing, LiveWire consummated the PIPE Investments.

Pursuant to the Business Combination Agreement, H-D caused the Legacy LiveWire Equityholder to pay and deliver to LiveWire an amount in cash equal $100,000,000, which is the HD Backstop Amount (as defined in the Business Combination Agreement) in exchange for a number of shares of LiveWire Common Stock (the “H-D Backstop Shares”) for a purchase price of $10.00 per H-D Backstop Share.

After giving effect to the Business Combination, the redemption of Initial Shares as described above, the issuance of the H-D Backstop Shares and the consummation of the PIPE Investments, there are currently 202,402,888 shares of LiveWire Common Stock issued and outstanding.

The LiveWire Common Stock and warrants commenced trading on the New York Stock Exchange (“NYSE”) under the symbols “LWVR” and “LWVR WS,” respectively, on September 27, 2022, subject to ongoing review of LiveWire’s satisfaction of all listing criteria following the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as ABIC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express LiveWire’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” Forward-looking statements include statements about LiveWires’s, Legacy LiveWire’s and ABIC’s respective expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will” and “would,” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Examples of forward-looking statements in this proxy statement/prospectus include, but are not limited to, statements regarding LiveWire’s operations, cash flows, financial position and dividend policy. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting LiveWire. Factors that may impact such forward-looking statements include:

•	LiveWire’s history of losses and expectation to incur significant expenses and continuing losses for the foreseeable future;

•	LiveWire’s ability to execute its business model, including market acceptance of its planned electric vehicles;

•

LiveWire’s limited operating history, the rollout of its business and the timing of expected business milestones, including LiveWire’s ability to develop and manufacture electric vehicles of sufficient quality and appeal to customers on schedule and on a large scale;

•	LiveWire’s financial and business performance, including financial projections and business metrics and any underlying assumptions thereunder;

•	changes in LiveWire’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	LiveWire’s ability to attract and retain a large number of customers;

•	LiveWire’s future capital requirements and sources and uses of cash;

•	LiveWire’s ability to obtain funding for its operations and manage costs;

•	challenges LiveWire faces as a pioneer into the highly-competitive and rapidly evolving electric vehicle industry;

•	LiveWire’s operational and financial risks if it fails to effectively and appropriately separate the LiveWire business from the H-D business;

•	H-D making decisions for its overall benefit that could negatively impact LiveWire’s overall business;

•	LiveWire’s relationship with H-D and its impact on LiveWire’s other business relationships;

•	LiveWire’s ability to leverage contract manufacturers, including H-D and KYMCO, to contract manufacture its electric vehicles;

•	retail partners being unwilling to participate in LiveWire’s go-to-market business model or their inability to establish or maintain relationships with customers for LiveWire’s electric vehicles;

•	potential delays in the design, manufacture, financing, regulatory approval, launch and delivery of LiveWire’s electric vehicles;

•

building out LiveWire’s supply chain, including LiveWire’s dependency on its existing suppliers and LiveWire’s ability to source suppliers, in each case many of which are single-sourced or limited-source suppliers, for its critical components such as batteries and semiconductor chips;

•	LiveWire’s ability to rely on third-party and public charging networks;

•	LiveWire’s ability to attract and retain key personnel;

•	LiveWire’s business, expansion plans and opportunities, including its ability to scale its operations and manage its future growth effectively;

•

the effects on LiveWire’s future business of competition, the pace and depth of electric vehicle adoption generally and its ability to achieve planned competitive advantages with respect to its electric vehicles and products, including with respect to reliability, safety and efficiency;

•	LiveWire’s business and H-D’s business overlapping and being perceived as competitors;

•	LiveWire’s inability to maintain a strong relationship with H-D or to resolve favorably any disputes that may arise between LiveWire and H-D;

•

LiveWire’s dependency on H-D for a number of services, including services relating to quality and safety testing. If those service arrangements terminate, it may require significant investment for LiveWire to build its own safety and testing facilities, or LiveWire may be required to obtain such services from another third-party at increased costs;

•	any decision by LiveWire to electrify H-D products, or the products of any other company;

•	LiveWire’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	potential harm caused by misappropriation of LiveWire’s data and compromises in cybersecurity;

•	changes in laws, regulatory requirements, governmental incentives and fuel and energy prices;

•	the impact of health epidemics, including the COVID-19 pandemic, on LiveWire’s business, the other risks it face and the actions it may take in response thereto;

•	litigation, regulatory proceedings, complaints, product liability claims and/or adverse publicity;

•	the possibility that LiveWire may be adversely affected by other economic, business and/or competitive factors; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 48 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by LiveWire from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on LiveWire. There can be no assurance that future developments affecting LiveWire will be those that LiveWire has anticipated. LiveWire undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

LiveWire’s business is described in the Proxy Statement/Prospectus in the section titled “Business of LiveWire and Certain Information About LiveWire” beginning on page 227, which is incorporated herein by reference.

Risk Factors

The risks associated with LiveWire’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 48 and are incorporated herein by reference. A summary of the risks associated with LiveWire’s business is also included on pages 42-44 of the Proxy Statement/Prospectus under the heading “Risk Factor Summary” and are incorporated herein by reference.

Financial Information

The audited combined financial statements of Legacy LiveWire as of and for the years ended December 31, 2021 and 2020, and the related combined statements of operations and comprehensive loss, changes in equity and cash flows for each of the three years in the period ended December 31, 2021 are included in the Proxy Statement/Prospectus beginning on page F-57 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited interim combined financial statements of Legacy LiveWire as of and for the periods ended June 26, 2022 and June 27, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of ABIC and Legacy LiveWire as of and for the six months ended June 26, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy LiveWire is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in Exhibit 99.3 hereto, which is incorporated herein by reference.

Properties

The Company’s facilities are described in the Proxy Statement/Prospectus in the section titled “Business of LiveWire and Certain Information About LiveWire—Facilities” on page 242 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of LiveWire Common Stock following the consummation of the Business Combination and the PIPE Investments by:

•	each person who is known to be the beneficial owner of more than 5% of shares of LiveWire Common Stock;

•	each of LiveWire’s current named executive officers and directors; and

•	all current executive officers and directors of LiveWire as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of LiveWire Common Stock subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The table below does not reflect the beneficial ownership of shares of LiveWire Common Stock issuable upon the exercise of public warrants. Each person named in the table has sole voting and investment power with respect to all of the shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.

Unless otherwise indicated, LiveWire believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them. To our knowledge, no shares of LiveWire Common Stock beneficially owned by any executive officer or director have been pledged as security.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
Legacy LiveWire Equityholder(2)	181,000,000	89.4%
AEA-Bridges Impact Sponsor, LLC(3)(4)	18,450,000	8.67%
Directors and Executive Officers
Jochen Zeitz	—	—
Tralisa Maraj	—	—
Ryan Morrissey	—	—
Amanda Parker	—	—
William Cornog	—	—
Gina Goetter	—	—
John Garcia(3)	2,500,000	1.24%
Kjell Gruner	—	—
Glen Koval	—	—
Edel O’Sullivan	—	—
All directors and executive officers as a group (10 individuals)	2,500,000	1.24%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is 3700 West Juneau Avenue Milwaukee, WI 53208.
(2)

The Legacy LiveWire Equityholder is the record holder of such shares of LiveWire Common Stock. The Legacy LiveWire Equityholder is a direct, wholly owned subsidiary of HDMCG, which, in turn, is a wholly owned subsidiary of H-D. By reason of their relationships, HDMCG and H-D may be deemed to share the power to vote or to direct the vote and to dispose or direct the disposition of the shares of LiveWire Common Stock held by the Legacy LiveWire Equityholder and may be deemed to have shared beneficial ownership of the shares of LiveWire Common Stock held directly by the Legacy LiveWire Equityholder.

(3)

Represents securities held by the Sponsor. The Sponsor is governed by a three-member board of directors. Each director has one vote, and the approval of a majority of the directors is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to the Sponsor. Based upon the foregoing analysis, no individual director of the Sponsor exercises voting or dispositive control over any of the securities held by the Sponsor, even those in which such director directly holds a pecuniary interest.

(4)

Interests shown consist of (i) 7,950,000 shares of Common Stock and (ii) 10,500,000 warrants to acquire Common Stock which are exercisable within 60 days of Closing. The business address for the Sponsor is 520 Madison Avenue, 40th Floor, New York, NY 10022.

(5)

Represents securities held directly by Mr. Garcia. Interests shown consists of 2,500,000 shares of LiveWire Common Stock. Does not include any shares indirectly owned by this individual as a result of his membership interest in the Sponsor. The business address for Mr. Garcia is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Directors and Executive Officers

Upon the consummation of the transactions contemplated by the Business Combination Agreement and documents related thereto, and in accordance with the terms of the Business Combination Agreement, each executive officer of Domesticated ABIC ceased serving in such capacities, and each of John Garcia, Michele Giddens, Ramzi Gedeon, Steven E. DeCillis II, John Replogle, George Serafeim and Brian Trelstad ceased serving on Domesticated ABIC’s board of directors.

Jochen Zeitz, William Cornog, Gina Goetter, John Garcia, Kjell Gruner, Glen Koval and Edel O’Sullivan were appointed as directors of LiveWire by the holders of LiveWire Common Stock, to serve until the end of their respective terms and until their successors are elected and qualified, with Jochen Zeitz appointed to serve as Chair of the Board. William Cornog, John Garcia and Kjell Gruner were appointed to serve on LiveWire’s audit committee with William Cornog serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Jochen Zeitz was appointed as LiveWire’s Chief Executive Officer, Tralisa Maraj was appointed as LiveWire’s Chief Financial Officer, Amanda Parker was appointed as LiveWire’s Chief Legal Officer, Ryan Morrissey was appointed as LiveWire’s President and Jon Carter was appointed as LiveWire’s Chief Accounting Officer.

LiveWire’s directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Management of HoldCo Following the Business Combination” beginning on page 300 and that information is incorporated herein by reference.

Additionally, interlocks and insider participation information regarding LiveWire’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of HoldCo Following the Business Combination —Human Resources Committee Interlocks and Insider Participation” beginning on page 306 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Legacy LiveWire’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation of LiveWire” beginning on page 243 and that information is incorporated herein by reference.

Director Compensation

The compensation of Legacy LiveWire’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation of LiveWire—Non-Employee Director Compensation” beginning on page 251 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of LiveWire are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 270 and are incorporated herein by reference.

Director Independence

Certain relationships and related party transactions of LiveWire are described in the Proxy Statement/Prospectus in the section titled “Management of HoldCo Following The Business Combination—Independence of Directors” on page 303 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Business of LiveWire and Certain Information About LiveWire—Legal Proceedings” beginning on page 242, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of LiveWire’s Common Stock and LiveWire’s warrants commenced trading on the NYSE under the symbols “LVWR” and “LVWR WS,” respectively, on September 27, 2022, in lieu of the Class A Ordinary Shares, warrants and units of ABIC. LiveWire has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, for use in LiveWire’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon LiveWire’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of LiveWire to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting ABIC’s Class A Ordinary Shares, warrants and units and related shareholders matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 45 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by LiveWire of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of LiveWire’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of HoldCo’s Securities” beginning on page 308 and is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification of LiveWire’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of HoldCo’s Securities—Limitations on Liability and Indemnification” beginning on page 314 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

At the Closing, LiveWire consummated the PIPE Investments and issued the H-D Backstop Shares. The disclosure under Item 2.01 of this Report relating to the PIPE Investments and issued the H-D Backstop Shares is incorporated into this Item 3.02 by reference.

LiveWire issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with LiveWire’s transfer agent). The parties also had adequate access, through business or other relationships, to information about LiveWire.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation”, “Director Compensation” and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

Incentive Plan

At the Special Meeting, the ABIC shareholders considered and approved the LiveWire Group, Inc. 2022 Incentive Award Plan (the “Incentive Plan”). The Incentive Plan was previously approved, subject to shareholder approval, by ABIC’s board of directors on December 12, 2021. The Incentive Plan became effective on the date on which the ABIC shareholders approved the Incentive Plan.

A summary of the terms of the Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 5: The Incentive Plan Proposal” beginning on page 168 of the Proxy Statement/Prospectus, which is incorporated herein by reference. That description of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.4 and also is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 1: The Business Combination Proposal” beginning on page 127, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 27, 2022, LiveWire issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.4 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.4.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined financial statements of Legacy LiveWire as of and for the years ended December 31, 2021 and 2020, and the related combined statements of operations and comprehensive loss, changes in equity and cash flows for each of the three years in the period ended December 31, 2021 are included in the Proxy Statement/Prospectus beginning on page F-57 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited interim combined financial statements of Legacy LiveWire as of and for the periods ended June 26, 2022 and June 27, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of ABIC and Legacy LiveWire as of and for the six months ended June 26, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of December 12, 2021, by and among Harley- Davidson, Inc., AEA-Bridges Impact Corp., LW EV Holdings, Inc., LW EV Merger Sub, Inc. and LiveWire EV, LLC. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 15, 2021).

3.1	Amended and Restated Certificate of Incorporation of LiveWire Group, Inc.

3.2	Amended and Restated Bylaws of LiveWire Group, Inc.

4.1	Warrant Agreement, dated October 1, 2020, by and between AEA-Bridges Impact Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed on October 7, 2020).

4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-248785), filed on September 14, 2020).

10.1	Form of Indemnification Agreement.

10.2	Form of Investment Agreements (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 (File No. 333-262573) filed on February 7, 2022).

10.3	Registration Rights Agreement, dated as of September 26, 2022 by and among LiveWire EV, LLC and the holders party thereto.

10.4+	LiveWire Group, Inc. 2022 Incentive Award Plan.

10.5#	Separation Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.6	Tax Matters Agreement, dated as of September 26, 2022, by and among LiveWire Group, Inc. and Harley-Davidson, Inc.

10.7#	Contract Manufacturing Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson Motor Company Group, LLC.

10.8#	Transition Services Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC. and Harley-Davidson, Inc.

10.9#	Master Services Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.10#	Intellectual Property License Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.11#	Trademark License Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.12#	Joint Development Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.13+	Employee Matters Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.14#	KYMCO Contract Manufacturing Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Kwang Yang Motor Co., Ltd.

10.15	Investor Support Agreement, dated as of December 12, 2021, by and among AEA-Bridges Sponsor LLC, LiveWire EV, LLC, LiveWire Group, Inc. (formerly known as LW EV Holdings, Inc.), Harley-Davidson, Inc., John Garcia, John Replogle, and George Serafeim (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-262573), filed on May 20, 2022).

14.1	LiveWire Group, Inc. Code of Business Conduct and Ethics

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

99.1	Unaudited interim combined financial statements of Legacy LiveWire as of and for the periods ended June 26, 2022 and June 27, 2021.

99.2	Unaudited pro forma condensed combined financial information of AEA-Bridges Impact Corp.. and Legacy LiveWire as of and for the six months ended June 26, 2022 and for the year ended December 31, 2021.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Press Release dated September 27, 2022.

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.
#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LiveWire Group, Inc.

Date: September 30, 2022	By:	/s/ Tralisa Maraj
	Name:	Tralisa Maraj
	Title:	Chief Financial Officer